UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2021

Cooper Tire & Rubber Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04329	34-4297750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Lima Avenue, Findlay, Ohio	45840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 423-1321

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $1 par value per share	CTB	New York Stock Exchange
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 22, 2021, Cooper Tire & Rubber Company, a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Goodyear Tire & Rubber Company, an Ohio corporation (“Goodyear”), and Vulcan Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Goodyear (“Merger Sub” and, together with Goodyear, the “Parent Parties”). The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Goodyear.

The board of directors of the Company has unanimously approved the Merger Agreement and resolved to recommend the adoption of the Merger Agreement by the Company stockholders, who will be asked to vote on the adoption of the Merger Agreement at a special stockholders meeting.

At the effective time of the Merger and upon consummation of the Merger, subject to the terms and conditions set forth in the Merger Agreement, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger (other than dissenting shares, stock options, restricted stock units, performance stock units, treasury shares held by the Company and shares of the Company’s common stock owned directly or indirectly by the Company, Goodyear or Merger Sub) will be converted into the right to receive $41.75 per share in cash and 0.907 of a share (the “Exchange Ratio”) of Goodyear common stock (as well as cash in lieu of any fractional shares of Goodyear common stock) (the “Merger Consideration”).

With regard to the Merger Consideration, if the aggregate number of shares of Goodyear common stock to be issued in connection with the Merger would exceed 19.9% of the shares of Goodyear common stock issued and outstanding immediately prior to the closing of the Merger (the “Share Cap”), (1) the Exchange Ratio will be reduced by the smallest number that causes the total number of shares of Goodyear common stock to not exceed the Share Cap and (2) the amount of cash per share to be received by the Company’s shareholders will be increased by an amount in cash on a per share basis to offset such adjustment.

At the effective time of the Merger and upon consummation of the Merger, subject to the terms and conditions set forth in the Merger Agreement, (1) each outstanding and unexercised option to purchase shares of the Company’s common stock, whether vested or unvested, will be converted into the right to receive an amount in cash equal to the product of (A) the total number of shares of the Company’s common stock subject to such option and (B) the excess, if any, of (i) the sum of (x) $41.75 plus (y) the product obtained by multiplying 0.907 by the volume weighted average price of Goodyear common stock for the 10 consecutive trading days ending two trading days prior to the effective time of the Merger as reported by Bloomberg, L.P. (the sum of (x) and (y), the “per share cash equivalent”) over (ii) the exercise price per share of the Company’s common stock set forth in such option, less any required withholding taxes; (2) each outstanding stock unit award subject to performance-based vesting conditions that has been notionally earned for measurement periods completed prior to the effective time of the Merger but not yet settled will be converted into the right to receive the Merger Consideration, less any required withholding taxes, in respect of the number of shares of the Company’s common stock determined based on actual achievement of the applicable performance goals for such measurement periods; (3) each outstanding stock unit award subject to performance-based vesting conditions for a measurement period that has begun and is not complete as of the effective time of the Merger will be converted into the right to receive the Merger Consideration, less any required withholding taxes, in respect of the number of shares of the Company’s common stock determined as if the applicable performance goals had been achieved for such measurement period at the target level of performance, prorated for the number of days between the commencement of the applicable measurement period and the effective time of the Merger as compared to the number of days in the entire measurement period; (4) each outstanding stock unit award that is not subject to performance-based vesting conditions will be converted into the right to receive the Merger Consideration, less any required withholding taxes, in respect of the total number of shares of the Company’s common underlying such stock unit award; (5) each outstanding or payable performance cash unit award that has been notionally earned for measurement periods completed prior to the effective time of the Merger but not yet settled will be converted into the right to receive an amount in cash, less any required withholding taxes, equal to the product of (A) the number of performance cash units determined based on actual achievement of the applicable performance goals for such measurement periods and (B) $1.00; (6) each outstanding or payable performance cash unit award for a measurement period that has begun and is not complete as of the effective time of the Merger will be converted into the right to receive an amount in cash, less any required withholding taxes, equal to the product of (A) the number of performance cash units determined as if the applicable performance goals had been achieved for such measurement period at the target level of performance, prorated for the number of days between the commencement of the applicable measurement period and the effective time of the Merger as compared to the number of days in the entire measurement period, and (B) $1.00; (7) all account balances, whether or not vested, that provide for the deferral of compensation and represent amounts notionally invested in a number of shares of the Company’s common stock or otherwise provide for distributions or benefits that are calculated based on the value of a share of the Company’s common stock will be converted into a right to have allocated to the holder’s account under such deferred compensation plan an amount denominated in cash equal to the product of (A) the number of shares of the Company’s common stock deemed invested under or otherwise referenced by such account as of the effective time of the Merger and (B) the per share cash equivalent; and (8) each share of the Company’s common stock that remains available for issuance pursuant to any of the Company’s stock plans as of the effective time of the Merger will be converted at the effective time of the Merger into the number of shares of Goodyear common stock equal to the product of (A) the number of such residual shares and (B) the sum of (i) 0.907 and (ii) the quotient obtained by dividing (x) $41.75 by (y) the volume weighted average price of Goodyear common stock for the 10 consecutive trading days ending two trading days prior to the effective time of the Merger as reported by Bloomberg, L.P.

Consummation of the Merger is subject to the satisfaction or (subject to the extent permitted by applicable law) waiver of certain customary closing conditions, including (1) the adoption of the Merger Agreement by a majority of the stockholders of the Company, (2) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and certain other regulatory filings, consents and approvals, (3) the absence of any laws or orders in any jurisdiction in which Goodyear or the Company has material business operations prohibiting the consummation of the Merger, (4) Goodyear’s registration statement on Form S-4 having become effective under the Securities Act of 1933 and the absence of any stop order or action or proceeding by or before the Securities and Exchange Commission (the “SEC”) seeking a stop order, (5) the common stock of Goodyear issuable in connection with the Merger having been approved for listing on the Nasdaq Global Select Market, (6) the absence of a material adverse effect on the Company and Goodyear, (7) subject to certain materiality exceptions, the accuracy of the respective representations and warranties of each of the Company and the Parent Parties and (8) the performance or compliance by the Company and the Parent Parties with their respective covenants and agreements in all material respects. Consummation of the Merger is not subject to a financing condition.

Each of the Parent Parties and the Company has made customary representations and warranties in the Merger Agreement. Each of the Parent Parties and the Company has agreed to use reasonable best efforts to cause the Merger to be consummated in the most reasonably expeditious manner possible. The Company has agreed to various covenants in the Merger Agreement, including, among other things, (1) to conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the closing of the Merger, (2) to call a special meeting of the stockholders to adopt the Merger Agreement and (3) not to solicit alternative acquisition proposals. The Parent Parties have also agreed to various covenants in the Merger Agreement, including, subject to certain exceptions set forth in the Merger Agreement, taking, or causing their subsidiaries to take, any and all actions required to obtain all required regulatory approvals, provided that the Parent Parties are not required to take any action that would reasonably be expected to result in or be a Burdensome Condition (as that term is defined in the Merger Agreement).

The Merger Agreement contains certain customary termination rights that may be exercised by either the Company or the Parent Parties, including in the event that (1) all parties agree by mutual written consent to terminate the Merger Agreement, (2) the Merger is not consummated by November 22, 2021 (the “Outside Date”), which under certain circumstances may be extended to February 22, 2022 and subsequently extended through May 23, 2022, including, in each case, if required regulatory approvals have not been obtained, (3) any laws or orders in any jurisdiction in which Goodyear or the Company has material business operations permanently restraining or otherwise prohibiting (or making illegal) the consummation of the Merger have become final and non-appealable or (4) the approval required from the Company’s stockholders is not obtained.

Prior to obtaining the approval of the Company’s stockholders, the Company may terminate the Merger Agreement in order to enter into an unsolicited alternative acquisition proposal that constitutes a “Company Superior Proposal” (as that term is defined in the Merger Agreement), subject to the Company having first entered into an acceptable confidentiality agreement and having complied with certain notice obligations and matching right obligations and having made, or concurrently making, payment of a termination fee equal to $83,401,678 in cash (the

“Termination Fee”) to Goodyear. The Company may also terminate the Merger Agreement if Goodyear breaches any of its representations, warranties, covenants or agreements contained in the Merger Agreement such that the closing condition relating thereto would not be satisfied (subject to cure periods in certain circumstances).

In addition, prior to obtaining the approval of the Company’s stockholders, Goodyear may terminate the Merger Agreement if the Company’s board of directors (the “Board”) changes or adversely modifies its recommendation or, under certain circumstances, fails to reaffirm its approval or recommendation, that the Company’s stockholders vote in favor of the adoption of the Merger Agreement. Goodyear may also terminate the Merger Agreement if the Company breaches any of its representations, warranties, covenants or agreements contained in the Merger Agreement such that the closing condition relating thereto would not be satisfied (subject to cure periods in certain circumstances).

The Merger Agreement provides that the Company will also be required to pay Goodyear the Termination Fee (1) if Goodyear terminates the Merger Agreement because the Board changes or adversely modifies its recommendation or, under certain circumstances, fails to reaffirm its approval or recommendation, that the Company’s stockholders vote in favor of the adoption of the Merger Agreement; or (2) if (a) the Merger Agreement is terminated by either party on or after the Outside Date (and any extensions thereto), or is terminated by either party because the Company’s stockholders do not adopt the Merger Agreement, (b) prior to such termination a Company Takeover Proposal (as that term is defined in the Merger Agreement) has been made and (c) within one year following such termination, the Company or any of its subsidiaries enters into a definitive agreement with respect to any Company Takeover Proposal or any transactions contemplated by any Company Takeover Proposal are consummated.

The foregoing description of the Merger and the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Goodyear or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about the Company or Goodyear included in their public reports filed with the SEC.

Qualification of Representations and Warranties

The Merger Agreement contains representations and warranties made by the Company and the Parent Parties to, and solely for the benefit of, each other. The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by the parties to each other in connection with the signing of the Merger Agreement. While the Company does not believe that these disclosure letters contain information that the securities laws require the parties to publicly disclose, other than information that has already been so disclosed, they do contain information that modifies, qualifies and creates exceptions to the representations and warranties of the parties set forth in the Merger Agreement. You should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company or the Parent Parties, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure letters. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and the Parent Parties rather than establishing matters as facts. Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On, and effective as of, February 21, 2021, the Board approved an amendment to the Bylaws of the Company (as amended, the “Bylaws”), pursuant to which a new Article IX, Section 8 was added to (1) designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for any action by a stockholder (in their capacity as such) that is (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Certificate of Incorporation or the Bylaws (as either may be amended from time to time), or (d) any action asserting a claim governed by the internal affairs doctrine, and (2) designate the federal district courts of the United States of America as the sole and exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, to the fullest extent permitted by law (the “Bylaw Amendment”).

The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by the actual Bylaws, as amended by the Bylaw Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving the Company and Goodyear. In connection with the proposed transaction, Goodyear will file with the SEC a Registration Statement on Form S-4 that includes the preliminary proxy statement of the Company and that will also constitute a prospectus of Goodyear. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Goodyear may not sell the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus and this communication are not offers to sell Goodyear securities, are not soliciting an offer to buy Goodyear securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval. The definitive proxy statement/prospectus will be mailed to stockholders of the Company.

GOODYEAR AND THE COMPANY URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Goodyear (when they become available) may be obtained free of charge on Goodyear’s website at www.goodyear.com or by directing a written request to Computershare Investor Services, P.O. Box #43078, Providence, RI 02940-3081. Copies of documents filed with the SEC by the Company (when they become available) may be obtained free of charge on the Company’s website at www.coopertire.com or by directing a written request to Cooper Tire & Rubber Company, 701 Lima Avenue, Findlay, Ohio 45840, c/o Jacob Drerup (investorrelations@coopertire.com).

Participants in the Solicitation

Each of the Company, Goodyear and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the proposed transaction is set forth in the proxy statement/prospectus described above filed with the SEC. Additional information regarding the Company’s executive officers and directors is included in the Company’s definitive proxy statement, which was filed with the SEC on March 26, 2020. Additional information regarding Goodyear’s executive officers and directors is included in Goodyear’s definitive proxy statement, which was filed with the SEC on March 6, 2020. You can obtain free copies of these documents using the information in the paragraph immediately above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “will,” “would” or other similar expressions that convey the uncertainty of future events or outcomes. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

Forward-looking statements include, but are not limited to, statements that relate to, or statements that are subject to risks, contingencies or uncertainties that relate to: the ability to complete the proposed merger of the Company and Goodyear on anticipated terms and timetable; the effect of restructuring or reorganization of business components; uncertainty and weaknesses in global economic conditions, including the impact of the ongoing coronavirus (COVID-19) pandemic, or similar public health crises, on the Company’s and Goodyear’s financial condition, operations, distribution channels, customers and suppliers, as well as potentially exacerbating other factors discussed herein; continued volatility in raw material and energy prices, including those of rubber, steel, petroleum-based products and natural gas or the unavailability of such raw materials or energy sources, which may impact the price-adjustment calculations under sales contracts; the ability to cost-effectively achieve planned production rates or levels; the ability to successfully identify and consummate any strategic investments or development projects; the outcome of any contractual disputes with customers, joint venture partners or any other litigation or arbitration; impacts of existing and increasing governmental regulation and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorization of, or from, any governmental or regulatory entity and costs related to implementing improvements to ensure compliance with regulatory changes the ability to maintain adequate liquidity, level of indebtedness and the availability of capital could limit cash flow available to fund working capital, planned capital expenditures, acquisitions and other general corporate purposes or ongoing needs of the business; the ability to continue to pay cash dividends, and the amount and timing of any cash dividends; availability of capital and ability to maintain adequate liquidity; the impact of labor problems, including labor disruptions at the Company, its joint ventures, or at one or more of its large customers or suppliers; the ability of our customers, joint venture partners and third party service providers to meet their obligations on a timely basis or at all; adverse changes in interest rates and tax laws; and the potential existence of significant deficiencies or material weakness in our internal control over financial reporting.

We have based our forward-looking statements on our current expectations, estimates and projections about our industry and our partnership. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. Differences between actual results and any future performance suggested in our forward-looking statements could result from a variety of factors, including the following: the failure to obtain approval of the transaction by the stockholders of the Company and the failure to satisfy various other conditions to the closing of the transaction contemplated by the Merger Agreement; the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the combined company in connection with consummation of the transaction; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the proposed transaction making it more difficult to maintain relationships with customers, partners, employees or suppliers; the risk that the proposed transaction may be less accretive than expected, or may be dilutive, and that the combined company may fail to realize the benefits expected from the Merger; risks relating to any unforeseen liabilities of Goodyear or the Company; the volatility in raw material and energy prices, including those of rubber, steel, petroleum-based products and natural gas or the unavailability of such raw materials or energy sources; extensive governmental regulation; changes to tariffs or trade agreements, or the imposition of new or increased tariffs or trade restrictions, imposed on tires, raw materials or manufacturing equipment which the Company uses, including changes related to tariffs on tires, raw materials and tire manufacturing equipment imported into the U.S. from China or other countries, as well as changes to trade agreements resulting from the United Kingdom’s withdrawal from the European Union future laws and regulations or the manner in which they are interpreted and enforced; the inability to obtain and/or renew permits necessary for the operations; existing and future indebtedness may limit cash flow available; operating expenses could increase significantly if the price of electrical power, fuel or other energy sources increases; changes in credit ratings issued by nationally recognized statistical rating organizations; risks involving the acts or omissions of our joint venture partners; natural disasters, weather conditions, disruption of energy, unanticipated geological conditions, equipment failures, and other unexpected events; a disruption in, or failure of our information technology systems, including those related to cybersecurity; failure of outside contractors and/or suppliers to perform; the cost and time to implement a strategic capital project may be greater than originally anticipated; reliance on estimates of recoverable reserves; and the risks that are described from time to time in Goodyear’s and the Company’s respective reports filed with the SEC.

We undertake no obligation to update any forward-looking statements except to the extent required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated February 22, 2021 by and among Cooper Tire & Rubber Company, The Goodyear Tire & Rubber Company and Vulcan Merger Sub Inc.*

3.1	Bylaws of the Company, as amended as of February 21, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Commission a copy of any omitted exhibits upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ Jack Jay McCracken
Jack Jay McCracken
Vice President, Assistant General Counsel and Assistant Secretary

Date: February 24, 2021